SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported): November 23, 2005


                           DRAGON GOLD RESOURCES, INC.
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             (Exact name of Registrant as specified in its charter)


                                    000-50541
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                            (Commission file number)

                Nevada                                   88-0507007
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(State or other jurisdiction of incorporation)       (I.R.S. Employer
                                                      Identification Number)


                       338 Euston Road, London NW1 3BT, UK
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               (Address of principal executive offices) (Zip code)


                              +44 (0) 207 416 4920
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              (Registrant's telephone number, including area code)

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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. (see General Instruction A.2. below).

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) uner the Exchange Act (17 CFR 240.14d-2(b)).

Item 1.02 Termination of a Material Definitive Agreement

On November 23, 2005, the Board of Directors of the Company determined not to exercise its option to acquire a 100% interest in five mineral properties in Mongolia. The option agreement for the right to acquire such interests was executed on January 20, 2005.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                DRAGON GOLD RESOURCES, INC.


November 28, 2005               /s/ Johannes Petersen
                                -------------------------------------
                                President and Chief Executive Officer